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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2002

Jefferies Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14947 (Commission File Number)	95-4719745 (IRS Employer Identification No.)

520 Madison Avenue, 12th Floor, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

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Item 5. Other Events

Jefferies Group, Inc. (“Jefferies”) received a letter from Sheldon B. Lubar dated October 1, 2002, resigning as a director of Jefferies effective October 31, 2002. A copy of the letter is attached hereto as Exhibit 99.

Item 7. Exhibits

Exhibit 99. Letter dated October 1, 2002, from Sheldon B. Lubar to Jefferies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.

Date: October 7, 2002	/s/ Jerry M. Gluck

Jerry M. Gluck Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99	Letter dated October 1, 2002, from Sheldon B. Lubar to Jefferies.